UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2016

ServiceSource International, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35108	81-0578975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

760 Market Street, 4th Floor

San Francisco, California 94102

(Address of principal executive offices, including zip code)

(415) 901-6030

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm

(i)	On May 5, 2016, PricewaterhouseCoopers LLP declined to stand for re-election as the independent registered accounting firm for ServiceSource International, Inc. (the “Company”). PricewaterhouseCoopers LLP’s services ceased upon the filing of the Company’s Form 10-Q for the quarter ended March 31, 2016, which occurred on May 9, 2016.

(ii)	The reports of PricewaterhouseCoopers LLP on the Company’s consolidated financial statements for the fiscal years ended December 31, 2015 and 2014, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii)	During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through May 5, 2016, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the subject matter of such disagreements in their reports on the Company’s consolidated financial statements for such years.

(iv)	During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through May 5, 2016, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

(v)	The Company has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements of the Company in response to Item 304(a) of Regulation S-K. A copy of such letter, dated May 9, 2016, is filed as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

(i)	On May 5, 2016, the Audit Committee of the Board of Directors of ServiceSource International, Inc. appointed Ernst and Young LLP as its new independent registered public accounting firm effective immediately following the filing of the Company’s Form 10-Q for the fiscal quarter ended March 31, 2016. During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through May 5, 2016, neither the Company nor anyone acting on its behalf has consulted with Ernst and Young LLP regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that Ernst and Young LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, and the related instructions to such Item, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated May 9, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2016

SERVICESOURCE INTERNATIONAL, INC.

By:	/s/ Robert N. Pinkerton
Name:	Robert N. Pinkerton
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated May 9, 2016